BLACKROCK FUNDSSM

BlackRock Advantage ESG U.S. Equity Fund

(the “Fund”)

Supplement dated June 1, 2020 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated September 27, 2019, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Advantage ESG U.S. Equity Fund — Portfolio Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Advantage ESG U.S. Equity Fund — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Travis Cooke, CFA	2015	Managing Director of BlackRock, Inc.
Raffaele Savi	2020	Managing Director of BlackRock, Inc.
Richard Mathieson	2020	Managing Director of BlackRock, Inc.
Anna Hawley, CFA	2020	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Manager of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Travis Cooke, CFA, Raffaele Savi, Richard Mathieson and Anna Hawley, CFA are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Travis Cooke, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011; Principal of Barclays Global Investors (“BGI”) from 2002 to 2009.
Raffaele Savi	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2009; Managing Director at BGI from 2007 to 2009; Principal at BGI from 2006 to 2007.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Richard Mathieson	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal at BGI from 2008 to 2009; Equity Analyst for Exista UK from 2007 to 2008; Principal at BGI from 2005 to 2007; Associate of BGI from 2001 to 2005.
Anna Hawley, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Director of BlackRock, Inc. since 2009; Principal at BGI from 2007 to 2009; Associate of BGI from 2002 to 2007.

Shareholders should retain this Supplement for future reference.

ALLPRO-IUSE-0620SUP

2